FORM 8-K/A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 21, 2006

Date of Report (Date of earliest event reported)

ILX Resorts Incorporated

Exact name of Registrant as specified in its charter

ARIZONA

(State or other jurisdiction of incorporation)

001-13855	86-0564171
(Commission File Number)	(I.R.S. Employer Identification No.)

2111 E. Highland Avenue, Suite 200, Phoenix, AZ 85016

(Address of principal executive offices)

Registrant's telephone number, including area code 602-957-2777

Item 7.01 Regulation FD Disclosure

This Current Report on Form 8-K is being furnished to disclose the press release issued by the registrant on August 21, 2006.  The purpose of the press release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, was to announce the creation of a new subsidiary, FPB Holdings Incorporated, to capitalize upon a concept to be known as “First Piggy”.

The information contained on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(c)

Exhibits

Exhibit 99.1, Registrant’s Press Release dated August 21, 2006, is furnished pursuant to Item 7.01 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILX Resorts Incorporated

Date: August 31, 2006	/s/ Nancy J. Stone
Nancy J. Stone President